                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of report                 February 9, 1998 (December 2, 1997)
(Date of earliest event reported)    -------------------------------------------



                          RENTAL SERVICE CORPORATION
  ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                     000-21237                 33-0569350
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)


        14505 North Hayden Road, Suite 322, Scottsdale, Arizona   85260
--------------------------------------------------------------------------------
                (Address of Principal Executive Offices)        (Zip Code)

                                (602) 905-3300
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

THE CURRENT REPORT ON FORM 8-K OF RENTAL SERVICE CORPORATION DATED DECEMBER 17, 1997 IS HEREBY AMENDED TO INCLUDE THE ADDITION OF THE FOLLOWING INFORMATION:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired

          The audited combined financial statements of Rent-It-Center, Inc. and Affiliates d/b/a Center Rental & Sales ("Center") as of October 31, 1997 and 1996 and for each of the three years in the period ended October 31, 1997 were filed as pages F-65 through F-78 of the Company's Registration Statement on Form S-1 (Registration No. 333-40707), and are incorporated herein by reference.


     (b)  Pro Forma Financial Information

          The unaudited pro forma consolidated financial information of Rental Service Corporation, including the acquisitions of Center, Industrial Air Tool and Brute Equipment Co. d/b/a Foxx Hy-Reach, Inc., is attached as Exhibit 99.1 to this Current Report on Form 8-K.


     (c)  Exhibits

          EXHIBIT NUMBER                        DESCRIPTION
          --------------        ----------------------------------------------
            23.1                Consent of Ernst & Young LLP.

            99.1                Rental Service Corporation Unaudited Pro Forma
                                Consolidated Financial Information.

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

                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RENTAL SERVICE CORPORATION


Date: February 9, 1998                   By:  /s/ Robert M. Wilson
                                              ---------------------------------
                                              Robert M. Wilson
                                              Senior Vice President
                                              Chief Financial Officer

                                 EXHIBIT INDEX

       EXHIBIT NUMBER                        DESCRIPTION
       --------------      ----------------------------------------------------
           23.1            Consent of Ernst & Young LLP.

           99.1            Rental Service Corporation Unaudited Pro Forma
                           Consolidated Financial Information.

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